Exhibit 99.1

Parker Drilling Announces $200 Million Revolving Credit Facility

HOUSTON, Jan. 28, 2015 -- Parker Drilling Company (NYSE: PKD) announced today the closing of a senior secured $200 million revolving credit facility, maturing in 2020. Terms include the ability to increase the facility by up to $75 million, subject to the agreement of existing or new lenders. The 5-year facility amends and extends the company’s existing credit facility, comprised of an $80 million revolving facility, which was undrawn except for letters of credit, and a $30 million term loan, maturing in December, 2017. The term loan was repaid with borrowings under the amended facility and all outstanding letters of credit have been continued under the amended facility.

“The new facility significantly increases our liquidity and financial flexibility and supports our ability to provide innovative, reliable and efficient solutions to our customers,” said Gary Rich, chairman, president and CEO. The credit facility is available for general corporate purposes and to support letters of credit. The facility was arranged by Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, who acted as Joint Lead Arrangers and Joint Bookrunners. Nine financial institutions currently participate in the facility.

Cautionary Statement

This press release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. All statements in this press release other than statements of historical facts that address activities, events or developments that the Company expects, projects, believes, or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Although the Company believes that its expectations stated in this press release are based on reasonable assumptions, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, that could cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to changes in worldwide economic and business conditions, fluctuations in oil and natural gas prices, compliance with existing laws and changes in laws or government regulations, the failure to realize the benefits of, and other risks relating to, acquisitions, the risk of cost overruns, our ability to refinance our debt and other important factors, many of which could adversely affect market conditions, demand for our services, and costs, and all or any one of which could cause actual results to differ materially from those projected. For more information, see "Risk Factors" in the Company's Annual Report filed on Form 10-K with the Securities and Exchange Commission and other public filings and press releases. Each forward-looking statement speaks only as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About Parker Drilling

Parker Drilling provides contract drilling and drilling-related services and rental tools to the energy industry. The Company’s drilling business serves operators in the inland waters of the U.S. Gulf of Mexico utilizing Parker’s barge rig fleet and in select U.S. and international markets and harsh-environment regions utilizing Parker-owned and customer-owned equipment. The Company’s rental tools business supplies premium equipment and well services to operators on land and offshore in the U.S. and international markets. More information about Parker Drilling can be found on the Company’s website at http://www.parkerdrilling.com.

Investor Contact:

Richard Bajenski

Director, Investor Relations

(281) 406-2030

richard.bajenski@parkerdrilling.com

Media Contact:

Stephanie J. Dixon

Manager, Marketing & Corporate Communications

(281) 406-2212

stephanie.dixon@parkerdrilling.com